1 Investor Presentation February 27, 2014 February 27, 2014 Investor Presentation TM Exhibit 99.1 *** *** *** *** *** *** *** *** *** ***

Investor Presentation
February 27, 2014

Forward Looking Statements and Non-GAAP Disclaimer
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words
such as “will,” “expect,” “expected”, “looking forward”, “guidance” and similar expressions are intended to identify forward-looking statements. Statements about the company’s business, including its strategy, its industry, the company’s future profitability, the company’s guidance on its sales, adjusted EBITDA, adjusted gross profit, tax rate, capital expenditures and cash flow, growth in the company’s various markets and the company’s expectations, beliefs, plans, strategies, objectives, prospects and assumptions are not guarantees of future performance. These statements are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, most of which are difficult to predict and many of which are beyond our control, including the factors described in the company’s SEC filings that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements.
For a discussion of key risk factors, please see the risk factors disclosed in the company’s SEC filings, which are available on the SEC’s website at
www.sec.gov and on the company’s website, www.mrcglobal.com. Our filings and other important information are also available on the Investor Relations page of our website at
www.mrcglobal.com.
Undue reliance should not be placed on the company’s forward-looking statements. Although forward-looking statements reflect the company’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause the company’s actual results, performance or achievements or future events to differ materially from anticipated future results, performance or achievements or future events expressed or implied by such forward-looking statements. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except to the extent required by law.
Statement Regarding Use of Non-GAAP Measures:
The Non-GAAP financial measures contained in this presentation (Adjusted EBITDA and Adjusted Gross Profit) are not measures of financial performance calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and should not be considered as alternatives to net income or gross profit.  They should be viewed in addition to, and not as a substitute for, analysis of our results reported in accordance with GAAP.  Management believes that these non-GAAP financial measures provide investors a view to measures similar to those used in evaluating our compliance with certain financial covenants under our credit facilities and provide meaningful comparisons between current and prior year period results.  They are also used as a metric to determine certain components of performance-based compensation. They are not necessarily indicative of future results of operations that may be obtained by the Company.

MRC Global

Business Model[1]

Projects
28%
MRO[2]
72%

Canada
14%
Europe / Asia Pacific
10%
U.S.
76%

Investor Presentation
February 27, 2014
By the Numbers Industry Sectors Product Categories
2014 Sales
Guidance
$5.65B Upstream Line Pipe / OCTG
Locations 400+
Countries
• Operations
• Direct Sales
19
45+
Midstream Valves
Customers 19,000+
Suppliers 20,000+
Downstream/
Industrial
Fittings / Flanges
SKU’s 200,000+
Company Snapshot
MRC is the largest global distributor of pipe, valves and fittings (PVF) to the energy industry
1. Percentage of sales for the year ended  December 31, 2013
2. MRO revenue generated from broad based contracts covering both ongoing capital and operating needs of customers.

MRC Global

29% Midstream

Gas Utility 11%
Other/ Industrial 15%
Transmission 18%
Refining 7%
Chemical 5%
Drilling & Completion Tubulars 8%
Production Infrastructure, Materials & Supplies 36%

Downstream 27%

Upstream 44%

4 Investor Presentation February 27, 2014 MRC Revenue Diversification by Industry Sector Note: Percentage of sales for the year ended December 31, 2013.

MRC Global

Gulf Coast 27%
Western US 25%
Eastern US 24%
Canada 14%
Asia / Europe 10%

Valves 28%
Fittings & Flanges 22%
General Oilfield Products 21%
Line Pipe 20%
OCTG 9%

Houston, TX

Edmonton, AB

Bradford, UK

Singapore

Perth, AU

Stavanger, NO

MRC

28%
21%
22%
9%
20%

5 Investor Presentation February 27, 2014 By Product Line MRC Revenue Diversification Note: Percentage of sales for the year ended December 31, 2013. By Geography

Investor Presentation
February 27, 2014
Benefits of MRC
• Supplier Registration / Preferred Supplier List
• Global delivery footprint
• Approximately $1B in global inventory
• Global sourcing from 35+ countries
Integrated Supply Chain Services
• Cost Savings and Efficiencies
• Technical Assistance / Product Recommendation
• Warehouse and Logistics Management
• Inventory Consignment / Just-in-Time Delivery
• Customized IT Solutions
Why Customers Choose Distribution & MRC
Generating savings and efficiencies for our customers
while enabling them to focus on their core competencies

MRC Global

SUPPLIERS

Energy Carbon Steel Tubular Products

CSI Tubular
JMC Wheatland
Tenaris
TMK-IPSCO
U.S. Steel

Valves

Balon
Cameron
Flowserve
Kitz
Neway
Velan

Fittings, Flanges and General Use Products

Boltex
Bonney Forge
Chevron Phillips Chemical
Tube Forgings of America
WL Plastics

MRC Global

IOCs

Shell
Chevron
ExxonMobil
bp

CUSTOMERS

Downstream

DOW
DuPont
Marathon Petroleum
Phillips 66
Valero

Midstream

Access Midstream
AGL Resources
Atmos
DCP Midstream
NiSource
PG&E
Williams

Upstream

Apache
Anadarko
CNRL
Chesapeake Energy
ConocoPhillips
Devon
Hess
Husky Energy
Marathon Oil
Statoil

7 Investor Presentation February 27, 2014 MRC plays a vital role in the complex, technical, global energy supply chain Long-Term Supplier & Customer Relationships

MRC Global

10 – 15 Years Ago

Today

Next 1 to 5 Years

Investor Presentation
February 27, 2014
Changing PVF Energy Distribution Landscape
Consolidating energy industry benefits global players
Decentralized
Procurement
• PVF purchasing
handled locally
• Separate contracts by
product class
Centralized
Procurement
• Purchasing more
consolidated
• Contracts by end segment
• Contracts cover PVF
• Customers align with
suppliers with size/scale
Global
Procurement
• Global upstream /
midstream / downstream
PVF contracts

MRC Global

MRC Revenue Mix by End Market[1]

Upstream 44%	Midstream 29%	Downstream 27%

Global E&P Spending[2]

millions
United States
Canada
Outside North America
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
2012A
2013E
2014E
2015E
2016E
2017E

- New North American Shale Infrastructure
- Aging U.S. Infrastructure and New Legislation To Drive Pipeline Replacement and Additional Automated Valve Sales[3]

63%
Built Before 1970
37%
Built After 1970

Petroleum Refining & Chemical Processing Spend in North America[4]

millions
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
2012A
2013E
2014E
2015E
2016E
2017E

Investor Presentation
February 27, 2014
End Market Opportunities
1. Percentage of sales for the year ended  December 31, 2013.
2. Source: Barclays 2014 E&P Spending Outlook.
3. Source: Pipeline Safety and Hazardous Materials Administration. Wall Street Journal article titled “Gas-Pipeline Operators Sweat Test”, September 8, 2011 for the 10 states with the most miles of natural-gas pipeline built before 1970.
4. Source: Industrial Info Resources: October 2013.

MRC Global

MRC Branches
Corporate Headquarters
Regional Distribution Centers
Valve Automation Centers

	North America	International	
Branches	U.S. = 130+ Canada = 40+	55+	
Distribution Centers	U.S.= 8 Canada = 1	U.K. = 1 Singapore = 1	Australia = 2 Netherlands = 1 Norway = 1
Valve Automation Centers	U.S. =13 Canada = 1	13	
Pipe Yards	U.S. = 95+ Canada = 20+	10

10 Investor Presentation February 27, 2014 Where Our Customers Need Us To Be Leading industrial distributor of PVF globally to the energy sectors

MRC Global

Customer Mix - Sales[1]
50%
Top 1 - 25
23%
Targeted Growth Accounts
27%
All Other - 19,000+ customers

Investor Presentation
February 27, 2014
Strategic Objectives
Execute Global Preferred Supplier Contracts
• 2013:
• 2014:
Rebalance Product Mix to Higher
Margin Items
Growth from Mergers & Acquisitions
• Add product lines to complete global PVF
offerings
• 2013: Flow Control Products – Permian Basin
• 2013: Flangefitt Stainless – UK
• 2014: Stream AS – Norway
Organic Growth
• Target  Accounts: develop the “next 75”
customers
1. Percentage of sales for the year ended December 31, 2013.
• Celanese – Global, PVF
• NiSource – U.S., MRO, PVF
• Williams – U.S., PVF, Midstream
• Chevron Phillips Chemical – U.S., PVF, Downstream
• BP – Global, PFF, Upstream, Projects
• BP – N.A., Downstream valves, Europe Downstream
• Chevron – Kazakhstan, PFF Future Growth Project,
Thailand & Australia, MRO, PVF
• ConocoPhilips – U.S., MRO, PVF
• Focus on valve and valve automation
• Strengthen offerings in stainless and
alloy PFF

MRC Global™

Top 10 Global Offshore E&P Markets (2012)[1]
($billions)
Norway
$32
Brazil
$30
USA
$23
Great Britain
$23
Angola
$15
Mexico
$14
Kingdom of Saudi Arabia
$13
Nigeria
$12
Australia
$10
Malaysia
$8

Stream 2013 Sales by Division
Pipe, Fittings & Flanges
26%
Valve Management
38%
Instrumentation
36%

Investor Presentation
February 27, 2014
Strategic Expansion into Offshore
• Top 4 largest offshore markets = $100 billion E&P spend
• Norway is the largest
• MRC revenue mix
1. Source: Rystad Energy, 2013
•
Pre Stream
acquisition – approx. 98% onshore, 2% offshore
•
Post Stream
acquisition – approx. 93% onshore, 8% offshore

MRC Global

Date	Acquisition	Rationale	Region	Revenue ($ millions)
Oct-08	LaBarge	Midstream	U.S.	$ 233
Oct-09	Transmark	International valve platform	Europe and Asia	346
May-10	South Texas Supply	Domestic shale	Eagle Ford Shale - South Texas	9
Aug-10	Dresser Oil Tools Supply	Domestic shale	Bakken Shale - North Dakota	13
Jun-11	Stainless Pipe and Fittings	Projects	Australia / SE Asia	91
Jul-11	Valve Systems and Controls	Valve automation	U.S. Gulf of Mexico	13
Mar-12	OneSteel Piping Systems	International PVF expansion	Australia	174
Jun-12	Chaparral Supply	Domestic shale	Mississippian Lime - Oklahoma / Kansas	71
Dec-12	Production Specialty Services	Domestic shale	Permian Basin / Eagle Ford shale	127
Jul-13	Flow Control Products	Valve automation	Permian Basin / Eagle Ford shale	28
Dec-13	Flangefitt Stainless	Stainless/Alloys	United Kingdom	24
Jan-14	Stream	International Offshore PVF	Norway	271
				$ 1.4 Billion +

Investor Presentation
February 27, 2014
Note:  Reflects reported revenues for the year of acquisition
M&A - Track Record of Strategic Acquisitions
• International branch platform for “super majors” E&P spend
• Branch platforms/infrastructure for North American shale plays
• Global valve and valve automation
• Global stainless/alloys
Acquisition Priorities

14 Investor Presentation February 27, 2014 Financial Overview

MRC Global

$4,832
$5,571
$5,231
$5,800
$5,500
2011
2012
2013
2014 Guidance
Y-o-Y Growth
15%
(6%)
8%

$850
$1,058
$1,009
$1,190
$1,070
17.6%
19.0%
19.3%
20.5% - 19.5%
2011
2012
2013
2014 Guidance
Y-o-Y Growth
24%
(5%)
12%

$360
$463
$386
$450
$400
5.8%
7.5%
7.4%
7.8% - 7.3%
2011
2012
2013
2014 Guidance
Y-o-Y Growth
29%
(17%)
10%

$0.34
$1.22
$1.48
2011
2012
2013
Y-o-Y Growth
259%
21%

Investor Presentation
February 27, 2014
Financial Metrics
Sales Adjusted Gross Profit and % Margin
Adjusted EBITDA and % Margin
($ in millions, except per share data)
Longer term revenue growth and improving profitability
Diluted EPS

MRC Global™

[redacted]

$1,360
$1,527
$1,257
$987
2010
2011
2012
2013

[redacted]

[redacted]

$(103)
$240
$324
$200
$175
2011
2012
2013
2014 Guidance

[redacted]

5.8x
4.1x
2.6x
2.5x
2.9x
2010
2011
2012
2013
Pro forma 1

Investor Presentation
February 27, 2014
Balance Sheet Metrics
Total Debt Capital Structure
Cash Flow from Operations
Net Leverage
($ in millions)
December 31,
2013
Pro forma1
December 31,
2013
Cash and Cash Equivalents $ 25 $ 25
Total Debt
(including current
portion):
Term Loan B due 2019, net of
discount
787 787
Global ABL Facility due 2017 200 446
Total Debt $ 987 $ 1,233
Total Equity $ 1,338 $ 1,338
Total Capitalization $ 2,325 $2,571
1. Pro forma to include debt incurred for the acquisition of Stream in January 2014.

Investor Presentation
February 27, 2014
Macro drivers
• Growth in global energy consumption
driving investment
• Increased global production
• Need for additional energy infrastructure
• Expansion of downstream energy
conversion businesses
Investment Thesis Summary
Leading global PVF distributor to the energy sector
MRC attributes
• Ability to capitalize on global energy
investment across all sectors
• Long term global customer & supplier
relationships
• Strong cash flow from operations
• Strong balance sheet

18 Investor Presentation February 27, 2014 Appendix

Investor Presentation
February 27, 2014
Adjusted EBITDA Reconciliation
December 31
($ in millions) 2013 2012 2011
Net income $ 152.1 $ 118.0 $ 29.0
Income tax expense 84.8 63.7 26.8
Interest expense 60.7 112.5 136.8
(Decrease) increase in LIFO reserve (20.2) (24.1) 73.7
Expenses associated with refinancing 5.1 1.7 9.5
Loss on early extinguishment of debt - 114.0 -
Depreciation and amortization 22.3 18.6 17.0
Amortization of intangibles 52.1 49.5 50.7
Change in fair value of derivative instruments (4.7) (2.2) (7.0)
Equity based compensation expense 15.5 8.5 8.4
Executive separation expense (cash portion) 0.8 - -
Insurance charge 2.0 - -
Foreign currency losses (gains) 12.9 (0.8) (0.6)
Pension settlement - 4.4 -
Legal and consulting expenses - - 9.9
Joint venture termination - - 1.7
Other expense (income) 3.0 (0.6) 4.6
Adjusted EBITDA $ 386.4 $ 463.2 $ 360.5

Investor Presentation
February 27, 2014
Adjusted Gross Profit Reconciliation
December 31
($ in millions) 2013 2012 2011
Gross Profit $ 954.8 $ 1,013.7 $ 708.2
Depreciation and amortization 22.3 18.6 17.0
Amortization of intangibles 52.1 49.5 50.7
(Decrease) increase in LIFO reserve (20.2) (24.1) 73.7
Adjusted Gross Profit $1,009.0 $ 1,057.7 $ 849.6